EXHIBIT 99.1

SALES AND

PURCHASE CONTRACT

The signatories of this instrument, of urnlado, as PROMISSORS TO SELL: - PREMODISA SOROCABA PRE-MOLDADOS LTDA, legal entity, with headquarters in this city of Sorocaba, the Av. Victor Andrews N. 3,861, Eden Quarter, CEP 18,086-390, enrolled in National Cadastro of Pessoa Juridica (CNPJ) under 0 N. 01.415.150/0001-29, NIRE: 35213955844, with its social contract consolidated through contractual its 3a alterayao firmed in 01 of December of 2005, registered in the Commercial Meeting of the State of São Paulo (JUCESP) under N. 13,925/06-4, in this act represented in compliance with the clause 9a of the related instrument, for its partner: DIONISIO OF SANTANA, RG. 3.642.558-SSPSP, CPF. 200.452.478-20, Brazilian, married, entrepreneur, resident and domiciliated in the city of Are Caetano of the South-SP, in Street Florida, 817 - AP. 142; CLOVIS RUEDA, RG. N. 6.055.589/SSPSP and CPFMF. N. 860.696.408/53, Brazilian, entrepreneur, separate judicially, resident and domiciliated in the street Silvia Bueno, n º 70, Alvinopolis, Are Bernardine of the Campo/SP; - KOJI MURAKAMI, RNE. n. W-209807-9 and CPFMF. N. 839.051.118/53, Japanese, entrepreneur, and its wife VILMA CARNELOSSI MURAKAMI, RG. N. 11.913.413-5/SSPSP and CPFMF. n. 006.317.428/67, Brazilian, aeronaut, married under 0 regimen of partial community property of good, in the use of the law 6515/77, residents and domiciliated in the street Visconde de Inhuma, n0480, apt. 63-A, Greets, Capital São Paulo/; FORTE METAL ESTRUTURAS METALI CAS LTDA., legally corporate legal entity, with headquarters in this city, the Road Francisco Roldao Sanches, n º 2,201, Quarter of the Pitas, enrolled in National Cadastro of Pessoa Juridica (CNPJ) under n º 05.975.614/0001-02; - TERTECMANMONTAGEM, MANUTENcAOINDUSTRIAL E CIVIL LTDA., legally corporate juridical person, with headquarters in this city, the Avenue Antonio Bardella, n º 3,474, Industrial, enrolled Village in National Cadastro of Pessoa Juridica (CNPJ) under n º 00.694.272/0001-39; e, - GARDEN ADMINISTRATOR OF GOOD AND BUSINESSES LTDA., legally corporate legal entity, with headquarters in this city, the Avenue Antonio Carlos Comitre, n º 295, room 01, Campolim park, enrolled in National Cadastro of Pessoa Juridica (CNPJ) under n º 04.645.450/0001-92; - and, of another side, as BUYING PROMISSEE (s) (YOU ARE): - WASTE ENERGY OF BRAZIL ONE LLC, with headquarters in the 999 Stinson Way, Suite 301, West Palm Beach, Florida, Zip Code 33411, the USA, in this act represented for its president: CHRIS SALMONSON;  they adjust and they contract 0f gift that, lends and reciprocal, they accept e they grant in the following terms:

FIRST: - The first ones nominated, PROMISSORS TO SELL, are proprietors, gentlemen and legitimate possessors, exempt and desembarayado any responsibilities, you doubt, you divide,

litigations, incubencies, taxes and taxes, of the (s) following (s) immovable (here it is): - UMAArea of 200.000, 00 (TWO HUNDRED A THOUSAND) SQUARE METERS, WITH FRONT FOR the ROAD OF the PERON TO the LADe OF the High-voltage LINE, TO BE DESMEMBRADA (IN AGREEMENT PLANT IN ANNEX THAT STARTS TO BE PART OF THIS INSTRUMENT), OF URBAN, SITUATED LAND the AREA IN the QUARTER OF the IPORANGA, THIS CITY OF SOROCABA, SP, with following descriyao: it is initiated in the point “”, vertex of this descriyao, with the property of the Company Bandeirante de Energia S/A., and follows for about wire, straight-line, in the extension of 341,96 meters in the route 68°13'39 " NW, with front and confrontayao for the City road of the 0 Peron ties to reach point “B”; of this still straight-line point, for the same one about wire, it follows ties 0 point “C”, in the extension of 159,71 meters in the route 58°58'55 " NW, also with front and confrontayao for the Road of the Peron; from it deflects the right and it follows there in new straight line and for hedge row eucaliptos in the extension of 31,28 meters and the route 41°50'09 " NE, collating itself with the property of Ovidio Pear tree 0 Da Silva it ties to reach point “0”; of this point it deflects the left and it initially follows for the axle of the stream in the extension of 413,84 meters collating itself with the property of Ovidio Pear tree Da Silva, in the sequencia with the property of Valdir Gomes Axe and, in the final stretch with the property of the C.T.E. - Cia Technique of Engenharia and Participa~6es, ties to reach 0 point “E”; from this point, it deflects the right, following for about wire, straight-line, in the extension of 107,18 meters with 0 route 56°37'33 " NE, collating itself also with property of the C.T.E. - Cia Technique of Engenharia and Participa~6es, reaching 0 point “G”; of this point, collating itself still with the property of the C.T.E. Cia Technique of Engenharia and Participa~6es follows in straight line in the extension of 273,80 meters and route 0 52°12'32 " NE ties point “R”; from it deflects the right there and it initially follows for the axle of another stream in the extension of 729,96 meters, collating itself with 0 final stretch of the property of the C.T.E. - Cia Technique of Engenharia and Participa~6es, in the sequencia, with the property of Carlos Kiva Janovitch and Paula Jenovitch Ester and in finishes quota of this stretch with the property of Fine A~os Crucible, reaching 0 point “T”; of this point it deflects the right and it follows for about wire in the extension of 227,85 meters and route 30°53'28 " sw, collating itself initially, still with the property of Cadinho A~os Finos s.a., and later with the property of Luiz Robert Ortiz Birth, it ties to reach 0 point “J”; of this point in new deflection the right follows straight-line in the extension of 312,18 meters and route 57°49'33 " sw, of confronta~the lateral with propriedad€ of the Company Bandeirantes de Energia s.a., ties to reach 0 initial point “”, thus closing 0 perimeter of the polygon that locks up the area of 464.102, 54 square meters, or 19,1778 alqueires or still 46,4103ha. Said immovable one bes situated in the Road of the Peron, confluence with the Street Moacyr de Castro, height of the n º 2,439 of the lndependencia Avenue, right side, felt Sorocaba - Eden District.

SECOND: - That the first signatories nominated, for the present instrument and form of right, PROMISE VENDER to the (s) according to (s) nominated (s), BUYING PROMlSSARlO (s) (YOU ARE), that in turn 0 (m) is committed to acquire property above described and characterized; conducting-seo present instrument for the following clauses and condi~6es, the one that the contractors if compel for itself, its heirs or successors, namely: -

FIRST CLAUSE: - 0 pre~o total, certain e stipulated and of R$15. 000.000, 00 (FIFTEEN REAL MILLIONS) that sera paid through 12 (twelve) parcel equal, monthly and the consecutive ones, being that 0 expiration of the first parcel occurs in the maximum stated period of 180 (one hundred and eighty) days, to count of the present date, by means of following condi~6es:

(A)

The purchase sera accomplished case the 0 CETESB grants autoriza~what it makes possible industrial real estate enterprise intended by however the COMPROMlSSARlA PURCHASER; -

(b) In case that 0 I negotiate either concluido, the PROMlTENTES SELLING pagarao the RElS lMOVElS EMPREENDlMENTOS lMOBlLlARlOS LTDA. CRECl. 15.456-J, and CNPJ. 00.952.452/0001-73, with headquarters in this city of Sorocaba, the Avenue Antonio Carlos Comitre, N. 1,260, Campolim, and in the General Avenue Osorio, N. 1,249, Trujillo, for the concluidos servi~os of intermedia~a of negocia~a, the importance that comes to represent 27% (twenty and seven percent) of the final value of the sales, for occasion of the act of receiving of the parcels. -

CLAUSE SECOND: - The PROMlSSARlA PURCHASER enters in the ownership of the done business property, when of the payment of the first parcel of pre~o aven~ado, the provisory heading, supporting from now on the incident taxes and taxes in it; being queeventuais originated d~bitos previously, saG of responsibility of (s) the SELLING PROMlTENTE (s) (YOU ARE). -

CLAUSE THIRD: - The decurrent expenditures of the definitive writing, correrao on account of the PROMlSSARlA PURCHASER, and Ihe sera granted against 0 payment of 111tima parcel mentioned in the first clause, consolidating 0 full payment of pre~o stipulated.

CLAUSE FOURTH: - 0 present instrument ~ celebrated in irrevocable and .irrevocable character, being I do not bid to any of the parts to repent itself of condi~6es stipulated here.

CLAUSE FIFTH: - Quest6es deriving of the present instrument Chooses 0 local forum for resolu~a of any. -

CLAUSE SIXTH: - Having necessity of any of the contractors to enter Judgment in order to make to be valid its rights, deriving of the present contract, the guilty considered part pays another one, al~m of the fine moratorium of 20% (twenty percent) on 0 value of the cause, more 0 that its filling of a suit, more court fees, expenditures with intima~a or notifica~a and honorary will have since 0 the pertaining to legal profession ones, indeniza~a and the losses and pipes.

FINAL ONES:

(a) They declare the PROMlTENTES SELLING, under responsibility and the penalties of the law, that on 0 property objectified here, do not exist real wise facts established in a~6es or personal reipersecutorias. -

(b) 0 gift I negotiate had intermediayao of RElS lMOVElS EMPREENDlMENTOS lMOBlLlARlOS LTDA. - CRECl. 15456-J and CNPJ. 00.952.452/0001-73.

E for being thus, right and contracted, present instrument in three text ways firms 0 equal, together with two (02) undersigned witnesses, in (IS) Selling (you are): -

SOROCABA, 04~DE SEPTEMBER OF 2008.

Promiser (s) Selling (you are): -

PREMODISA SOROCABA PRÉ-MOLDADOS LTDA

CLOVIS RUEDA

KOJI MURAKAMI

VILMA CARNELOSSI MURAKAMI

FORTE METAL ESTRUTURAS METALICAS LTDA

TERTECMAN MONTGEM, MANUTENÇÃO INDUSTRIAL E CIVIL LTDA

JARDIM ADMINISTRADORA DE BENS E NEGOCIOS LTDA

Buying promissee (s) (you are): -

WASTE ENERGY OF BRAZIL ONE LLC

Witnesses: